Poised for Growth Investor Update: January 2018

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, capital plans, construction costs, generating unit retirements, investment opportunities, corporate initiatives (including any generation restructuring plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of tax reform and any other legislative and regulatory changes, including changes to existing and/or anticipated environmental standards; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward- Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2016 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 Company Statistics $21.0 billion market cap (1) 1.6 million electric customers 2.8 million natural gas customers 60% ownership of American Transmission Company 69,000 miles of electric distribution 46,000 miles of gas distribution $17.7 billion of rate base (2) 99+% regulated (3) (1) As of 12/31/17 (2) 2016 average rate base (3) Based on earnings from operations

3 Focused on the Fundamentals “Across the corporation, our employees are focused on the fundamentals – safety, efficiency, reliability, financial discipline and customer care. These fundamentals provide a strong platform for sustainable business. As we look toward the future, we commit to serving our customers and supporting our communities as a responsible corporate citizen.” - Allen Leverett, WEC Energy Group President

4 Focused on the Fundamentals $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Best in Midwest 7 years in a row Ranked #2 in our sector GAAP Adjusted A Decade of Consistent EPS Growth Best in America - 2017

5 Proven Track Record of Performance EPS Guidance 2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  * As reported by Thomson, Barclays Research The only regulated utility to beat guidance 10 years in a row*

6 Increasing 5-Year Capital Plan by $2.1 billion $1,659 $2,691 $2,601 $2,707 $5,234 $5,514 $230 $911 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2017-2021 2018-2022 Generation Electric Delivery Gas Delivery Energy Infrastructure In millions $9,724 $11,823 Former Pla n N e w Pla n

7 Line of Business View Capital Plan Drives 5% to 7% EPS Growth $343 $486 $242 $929 $739 $295 $498 $559 $540 $556 $511 $541 $1,136 $1,181 $1,159 $1,190 $996 $988 $230 $239 $30 $15 $309 $318 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 2022 Energy Infrastructure Gas Delivery Electric Delivery Generation In millions Approximately $12 billion projected capital spend from 2018-2022 plus ATC investment $2,465 $1,971 $2,690 $2,555 $2,207 ATC Investment $2,142

8 State View Robust Capital Projection 2017-2022 $343 $486 $242 $929 $739 $295 $932 $1,001 $950 $958 $885 $924 $609 $639 $632 $677 $526 $525 $93 $100 $117 $111 $96 $80 $230 $239 $30 $15 $309 $318 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 2022 Energy Infrastructure MERC/MGU Illinois WI/MI Delivery WI/MI Generation In millions Depreciation at the utilities expected to average $910 million annually over the 2018-2022 period $2,690 $2,465 $1,971 $2,555 $2,207 ATC Investment $2,142

9 Generation $2.5 21% Energy Infrastructure $0.9 8% Gas Distribution $5.0 42% Technology $0.9 8% Electric Distribution $2.5 21% Gas Distribution SMP $1.5 Growth 0.7 System Renewal 1.4 Required Relocation 1.0 Manlove Storage 0.4 Total $5.0 Generation New Gas $0.7 New Renewables 0.9 Maintenance Capital 0.9 Total $2.5 2018-2022 Capital Plan by Category $ In billions Electric Distribution Growth $0.7 System Renewal 1.3 Required Relocation 0.2 SMRP 0.3 Total $2.5 Technology Automated Meters $0.4 Systems and Equipment 0.5 Total $0.9 Total of $11.8 billion

10 $492 $516 $474 $387 $405 $366 $295 $310 $284 $232 $243 $220 $0 $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 2021 2022 ATC WEC portion 60% American Transmission Company Key Assumptions  Average rate base: $3.3 billion (2016)  Implies average $153 million rate base growth  ROE currently under FERC review  5-year WEC projected capital investment:  Inside footprint: $1.3 billion  Outside footprint: $300 million Projected Capital Expenditures (Inside Traditional Footprint) (in millions) WEC portion of investment from 2018-2022 projected at $1.6 billion

11 Confident in Achieving Our EPS Growth Guidance $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2015 2016 2017E 2018 2019 2020 * Excludes charges related to Integrys acquisition 2015 Base GAAP Adjusted* (1) Growth rate off 2015 base of $2.72 per share, and an estimated EPS of $3.12 for 2017 (2) Guidance based on 2017 midpoint of $3.09

12 $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 $2.08 $2.21** 2010 2011 2012 2013 2014 2015 2016 2017 2018 Solid Dividend Growth Continues  13.5% compound annual growth rate off 2010 base  Continuing to target dividend payout of 65-70% of earnings  Projecting dividend growth in line with earnings growth *Annualized based on fourth quarter 2015 dividend of $0.4575 **The board of directors announced December 7, 2017 that it is planning to raise the quarterly dividend on the company's common stock to 55.25 cents per share for the first quarter of 2018, which would be equivalent to an annual rate of $2.21 per share. Annualized Dividends Per Share 30.0% Payout Ratios: 51% 58% 60% 67% 67% 15.4% 20.4% 8.0% 17.3% 8.2% 5.1% 5-7% 6.25%

13 Earnings Growth Drivers $2.7 2016 average rate base ($ billions) Note: Power the Future value represents investment book value $17.7 billion $12.8 $2.9 $2.0 Utility: Projected capital spend from 2018–2022: Approximately $11.6 billion ATC – Traditional Footprint:  Projected capital spend from 2018-2022: Approximately $1.3 billion  WEC ownership 60%  Outside the footprint: Approximately $0.3 billion  WEC ownership 75% Power the Future:  ROE of 12.7% on historical and new investment  Projected capital spend from 2018-2022: Approximately $0.2 billion Utilities PTF Transmission C o re i n v estme n t

14 Focus on efficiency Reshaping our Generation Fleet for a Clean, Reliable Future Our goal is to work with industry partners, environmental groups and the state of Wisconsin with a goal of reducing CO2 emissions by approximately 40 percent below 2005 levels by 2030. Balancing reliability and customer cost with environmental stewardship  Taken as a whole, changes to our generation fleet should reduce costs to customers, preserve fuel diversity and reduce carbon emissions.  Reshaping our generation includes:  Retiring older, fossil-fueled generating units  Building state-of-the-art, natural gas generation  Investing in cost-effective, zero-carbon generation

15 Retiring Coal-Fueled Generation  Our plan includes retiring more than 1,800 megawatts (MW) of coal generation by 2020  Pulliam Power Plant  200 MW  Expected fall 2018 or later  Edgewater 4  WPS share – 100 MW  Expected end of third quarter 2018  Presque Isle Power Plant  350 MW  Expected mid-2019  Pleasant Prairie Power Plant  1,190 MW  Expected second quarter 2018 Achieving targeted CO2 reductions by 2022

16 Building Natural Gas-Fueled Generation  U.P. of Michigan (UMERC)  RICE generation  180 MW  Expected in-service – by mid-2019  West Marinette (WPS)  RICE generation  50 MW  Anticipated need – 2021  Option to invest in West Riverside Energy Center  Combined cycle  200 MW  2020-2022  Additional projects being actively developed Reciprocating Internal Combustion Engines (RICE) are modular, run on natural gas and allow for reliable and flexible operations. 400+ MW of natural gas-fueled generation

17 Investing in Zero-Carbon Generation  Solar  WPS – purchase 200 MW from developer  We Energies – purchase150 MW from developer  Qualifies for Investment Tax Credit (ITC)  Battery storage  Option to add as part of solar developments, if cost effective  Qualifies for Investment Tax Credit (ITC)  Additional projects being actively developed Solar generation technology has greatly improved, become more cost-effective and complements our summer demand curve. 350+ MW of zero-carbon generation in Wisconsin by 2020

18 -60% -50% -40% -30% -20% -10% 0% 2005 2016 2022 2030 % Red u cti o n f ro m 20 0 5 Anticipated CO2 Reductions Mass Rate Achieving Our Carbon Goal Reduction Goal 40% below 2005

19 51% 24% 25% 2016A Coal Natural Gas Carbon Free 73% 7% 20% 2005A Sources of Electric Energy Supply by Fuel Type 40% 34% 26% 2022 Estimated 2030 Aspirational

20 Increasing Natural Gas Distribution Investment Electric Generation and Distribution 59% Gas Distribution 27% Estimated Rate Base at 12/31/2022 Average Rate Base at 12/31/2016 Gas Distribution 35% Electric Transmission 14% Electric Transmission 15% Electric Generation and Distribution 50%

21 Delivering the Future • Converting 2,200 miles of overhead lines and adding distribution automation equipment through our System Modernization and Reliability Project at WPS • Phase 1 of project is 88% complete • Phase 2 of project is underway Infrastructure Resilience • Major investments planned to address aging infrastructure • Expect to spend $2.7 billion over the next 5 years on electric delivery • Committed to delivering the future with infrastructure that will reduce operating costs and meet new environmental standards Infrastructure Redesign • Advanced metering program that uses integrated system of smart meters to enable two-way communication between utilities and customers • Upgrading the customer information system at We Energies Technology Enhancements

22 Wisconsin Public Service System Modernization and Reliability Project Phase 1 – convert 1,200 miles of overhead lines to underground and add distribution automation equipment on 400 miles  Project $220 million investment Phase 2 – underground an additional 1,000 miles  Project $210 million investment Expect both phases to be complete by 2021 2017-2021 planned Green Bay Two Rivers Kewaunee Sturgeon Bay Waupaca Oshkosh Tomahawk Merrill Wausau Antigo Stevens Point 2014-2016 completed Minocqua Rhinelander Eagle River Wausaukee Menominee Wabeno

23 Investment recovery under a monthly rider Major Construction Projects – Peoples Gas Natural Gas System Modernization Program  Project $280-$300 million average annual investment  Enabling legislation in effect from 2014-2023 Extensive effort to modernize natural gas infrastructure in city of Chicago  Ultimately replace 2,000 miles of piping  24% complete* *Total program completion percentage is based on the weighted average of program categories that comprise the major scope components of the SMP project

24 Major Construction Projects – Wisconsin Utilities Advanced Metering Infrastructure (AMI) Program  AMI is an integrated system of smart meters, communication networks and data management systems that enable two-way communication between utilities and customers  Replaces aging meter-reading equipment on both our network and customer property  Reduces manual effort for disconnects and reconnects  Enhances outage management capabilities  Improves revenue protection and theft detection  Project to spend approximately $200 million over the next four years

25 Acquisition of Bluewater Natural Gas Holding  Bluewater entered into long-term service agreements with the three Wisconsin gas utilities  Total acquisition price: $230 million  Working gas capacity of 23.2 Bcf  Expected to provide a utility return on capital  Public Service Commission of Wisconsin granted declaratory ruling and approval on June 15, 2017  Closed acquisition on June 30, 2017 Well Positioned for the Future Underground natural gas storage facilities in Michigan that will provide one-third of the storage needs for our natural gas distribution companies in Wisconsin

26 Major Construction Projects New Generation in Upper Peninsula  Provides a long-term generation solution for electric reliability in Upper Peninsula  Estimated $266 million ($277 million including AFUDC) investment to be made by new Michigan utility – UMERC  Half of investment recovered in retail rates  Half of investment recovered by 20-year agreement with Cliffs Natural Resources  Allows for retirement of Presque Isle Power Plant  Received approval and final written order on October 25, 2017 ~180 MW of clean, natural gas-fired generation from Reciprocating Internal Combustion Engines (RICE) Commercial operation targeted for 2019

27 Foxconn in Wisconsin Foxconn announced July 26, 2017, Wisconsin’s largest economic development project and largest corporate attraction project in U.S. history, as measured by jobs.  Capital investment by Foxconn of $10 billion dollars  Goal of creating 13,000 jobs, with an average salary of $53,875, plus benefits  Estimated 22,000 indirect jobs created throughout Wisconsin  Largest greenfield investment by a foreign-based company in U.S. history as measured by jobs  One of the largest manufacturing campuses in the world  Project expected to support 10,000 construction jobs over the next four years and 6,000 indirect jobs from construction  Estimated $7 billion annual economic impact on the state  Plans to be operational in 2020 Source: inWisconsin.com

28 Key Takeaways for WEC Energy Group  Track record of exceptional performance  Portfolio of premium businesses with investment opportunities that can support 5-7 percent EPS growth with minimal rate impact  Dividend growth projected to be in line with earnings growth  Poised to deliver among the best risk-adjusted returns in the industry

Appendix

30 Electric Distribution Electric Transmission 60% ownership Electric Generation Non-Utility Energy Infrastructure Natural Gas Distribution

31 Still Recognizing Benefits from Acquisition  WEC Energy Group formed in 2015 when Wisconsin Energy acquired Integrys in a transaction valued at $9 billion  Acquisition created the leading electric and natural gas utility in the Midwest  WEC Energy Group’s subsidiaries combined are the eighth-largest natural gas distributor in the U.S.  Met or exceeded WEC’s acquisition criteria  Accretive to earnings per share starting in first full calendar year of combined operations  Largely credit neutral  Long-term growth prospects of combined entity equal to or greater than stand-alone company

32 Sample Acquisition-Driven Initiatives Category Activity Supply Chain  Achieving savings in consolidated vendor and supplier contracts, negotiating most favorable terms Information Technology  Consolidating IT infrastructure  Implementing uniform processes and consolidating to a single Enterprise Resource Planning (ERP) system Customer Care  Established consistent measurements of customer satisfaction across all six utilities  Rolling out advanced metering functionality  Expanding mobile options for our customers  Deployed the Improved Customer Experience (ICE) project to improve customer experience and streamline processes and costs Operations  Implementing improved, standard order dispatch  Upgrading work management capabilities across the Wisconsin fleet

33 Saving for Growth Every dollar in O&M savings results in approximately $8 of capital investment opportunities, with no expected impact to customer rates 0 100 200 300 400 500 600 700 800 900 0 25 50 75 100 C a p ita l D e p lo y e d * O&M Reduction* In millions * Based on a 30-year utility project at Wisconsin Electric Reduced O&M leads to incremental capital investment opportunities

34 Power the Future Investments  Port Washington Generating Station ranks seventh in nation for natural gas combined-cycle heat rate 2  Elm Road Generating Station ranks fourth in nation for coal heat rate 2 Natural Gas Coal Capacity 1,090 MW 1,030 MW 1 Investment $664 million $2 billion 1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 2. Source: Power Engineering

35 American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC current ownership interest is 37%  Owns transmission rights to California’s Path 15  Zephyr Power Transmission project  ATC-only outside the footprint  WEC interest: 75%  Joint venture between Arizona Electric Power Cooperative and ATC (ATC Southwest)  Other transmission projects throughout the U.S.  Alaska

36 36% Large C&I by Segment Paper 22% Mining/Minerals 14% Foundry (SIC 33) 11% Other Manufacturing 8% Food/Agriculture 8% Metal (SIC 34,35,37) 6% Medical 6% Office 4% Education 4% Chemical 3% Printing 3% Other 11% Balanced Sales Mix Large C&I 36% Residential plus Farm 29% Small C&I 35% 2016 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

37 Diverse Portfolio of Regulated Businesses Electric Generation and Distribution 59% Gas Distribution 27% Electric Transmission 14% Based on 2016 average rate base WI 70% FERC 14% IL 12% MI/MN 4% By Jurisdiction By Business Note: Wisconsin jurisdiction includes UMERC

38 Composition of Rate Base 34.5% 16.4% 16.4% 10.7% 6.8% 1.1% 1.1% 1.7% 11.3% Wisconsin Electric Power the Future Wisconsin Public Service Corporation Peoples Gas Wisconsin Gas Minnesota Energy Resources North Shore Gas Michigan Gas Utilities ATC Total 2016 Rate Base of $17.7 billion

39 0 20 40 60 80 100 120 140 AA - A A- BBB+ BBB BBB- Below Investment Grade Strong Financial Condition Number of Issuers *Source: Standard & Poor’s Financial Services LLC (January 31, 2017) Utilities Electric and Gas Utilities Credit Ratings Distribution* Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- North Shore Gas A-

40 Manageable Levels of Refinancing $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2018 2019 2020 2021 2022 Upcoming Debt Maturities Hold Co WEPCO WPS PGL No debt maturities in 2022 In millions

41 Balance Sheet Remains Strong Holding Company Debt to Total Debt Funds from Operations/Debt 30% 2016 2017-2019E 0% 5% 10% 15% 20% 25% 30% 21% 16-19% 10% 12% 14% 16% 18% 20% 22% 2016 2017-2019E Goal of 30% or Less No Equity Issuances Anticipated

42 Electric Residential Bills below National Average $900 $950 $1,000 $1,050 $1,100 $1,150 $1,200 $1,250 $1,300 $1,350 National Avg Wisconsin Electric Wisconsin Public Service 2016 Average Electric Residential Annual Bill Source: S&P Global Financial Focus Topical Special Report Issued May 31, 2017

43 Rate-Making Parameters by Company Utility Equity Layer (1) Authorized ROE Wisconsin Electric 48.5%-53.5% 10.2% Wisconsin Public Service 49.0%-54.0% 10.0% Wisconsin Gas 47.0%-52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.32% 9.11% Michigan Gas Utilities 52% 9.9% 1. Represents equity layer in rates 2. Wisconsin Electric and Wisconsin Gas earnings cap applies 2016-2019, Wisconsin Public Service cap applies 2018 – 2019  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities (2)

Constructive Rate Making Components

Area	Illinois – Gas	Minnesota – Gas	Michigan– Electric & Gas	Wisconsin – Gas	Wisconsin – Electric
Gas Pipeline Replacement Rider	PGL				
Bad Debt Rider	X				
Bad Debt Escrow Accounting				WE / WG	WE
Decoupling	X	X			
Fuel Cost Recovery	1 for 1 recovery of prudent fuel costs				+/- 2% band
Manufactured Gas Plant Site Clean Up Recovery	X	X	X	X	N/A
Tax Rider	Investment Capital Tax				
Forward-looking test years	X	X	X	2 years	2 years
Earnings cap/sharing				50/50 first 50 bp above allowed ROE, 100% to customers beyond 50 bp*	

*Wisconsin Electric and Wisconsin Gas earnings cap applies 2016-2019, Wisconsin Public Service cap applies 2018-2019

WEC Energy Group

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Regulatory and Open Docket Update

	Estimated Key Dates
Wisconsin (apps.psc.wi.gov)	
▪ Decision regarding proposed rate case settlement for all Wisconsin utilities (Dockets: We Energies – 5-UR-108 and WPS – 6690-UR-125)	✓
▪ Received approval on acquisition of Bluewater Natural Gas Holding Co.	✓
Illinois (icc.illinois.gov)	
▪ Final Commission order on System Modernization Project (Docket 16-0376)	Q1 2018
▪ Received proposed order on SMP project from administrative law judge	✓
▪ No rate case filing expected for 2018	
Michigan (michigan.gov/mpsc)	
▪ Received approval on proposed new generation of natural-gas-fired Reciprocating Internal Combustion Engines (RICE) in the Upper Peninsula (Docket U-18224)	✓
Minnesota (mn.gov/puc)	
▪ Interim rate increase of $9.5 million or 3.8% effective January 1, 2018	✓
▪ Decision on proposed base rate increase of $12.6 million or 5.0%	Q4 2018
FERC (ferc.gov)	
▪ Decision on second MISO/ATC ROE Complaint (Docket EL15-45)	Q2 2018

WEC Energy Group

45

Regulatory Environment

Wisconsin

- Governor Scott Walker (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Michigan

- Governor Rick Snyder (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Wisconsin Commissioners			
Name	**Party**	**Began Serving**	**Term Ends**
Ellen Nowak *Chair*	R	07/2011	03/2019
Mike Huebsch	R	03/2015	03/2021
Lon Roberts	R	03/2017	03/2023

Michigan Commissioners			
Name	**Party**	**Began Serving**	**Term Ends**
Sally Talberg *Chair*	I	07/2013	07/2021
Norm Saari	R	08/2015	07/2019
Rachael Eubanks	I	08/2016	07/2023

WEC Energy Group
46

47 Regulatory Environment Illinois  Governor Bruce Rauner (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Minnesota  Governor Mark Dayton (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois Commissioners Name Party Began Serving Term Ends Brien Sheahan Chair R 01/2015 01/2020 Miguel del Valle D 02/2013 01/2018 John Rosales D 03/2015 01/2019 Sadzi Martha Olivia R 01/2017 01/2022 Open Minnesota Commissioners Name Party Began Serving Term Ends Nancy Lange Chair D 02/2013 01/2019 John Tuma R 02/2015 01/2021 Dan Lipschultz D 01/2014 01/2020 Matt Schuerger R 01/2016 02/2022 Katie Sieben D 01/2017 01/2023

48 Regulatory Environment  FERC  Presidential appointment, Senate confirmation  5-year term FERC Commissioners Name Party Began Serving Term Ends Neil Chatterjee Chairman R 08/2017 06/2021 Cheryl LaFleur D 07/2014 06/2019 Robert Powelson R 08/2017 06/2020 Richard Glick D 11/2017 06/2022 Kevin McIntyre R 11/2017 06/2023

49 Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry * Total return including reinvested dividends for the 10 years ended December 31, 2017 0% 50% 100% 150% 200% 250% 300% One-Year Three-Year Five-Year Ten-Year WEC Energy Group Dow Jones Utilities S&P Utilities Philadelphia Utility S&P Electric

50 Meeting and Exceeding Commitments Commitments Results Deliver among the best risk- adjusted returns in the industry  • EPS 10-year CAGR of 8% (2006-2016) • Dividend CAGR of 13.5% (2010-2018) Reduce 2017 O&M by 3% off 2016 base  O&M reduction of more than 7% as of September 30, 2017 Maintain strong financial condition  All utilities achieved “A” credit ratings Deliver world-class reliability  We Energies named most reliable utility in America in 2017 and best in the Midwest for seven years running* Provide exceptional customer and community support  Named one of the 50 Best Corporate Citizens in America by Corporate Responsibility magazine, and ranked #2 in our sector Grow and leverage our regulated businesses  Diversified across four state jurisdictions and FERC * As reported by PA Consulting Group on November 30, 2017

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339